Exhibit 99.1

Inventergy Enhances Relationship with Fortress Investment Group; Secures up to $3M in License Payment Advances

CAMPBELL, CA -- February 27, 2015- Inventergy Global, Inc. (NASDAQ: INVT) ("Inventergy"), a Silicon Valley based Intellectual Property (IP) licensing company, today announced that it has further enhanced its financing relationship with Fortress Investment Group, LLC (“Fortress”). Fortress has agreed to provide up to $3M in advances based on future payments from Inventergy IP licensees and waive or adjust certain prior debt repayment terms for near-term licensing agreements made by Inventergy. For further information about the agreement with Fortress and advances under this agreement committed by Fortress to Inventergy to date, see the Company’s current report on Form 8K filed with the Securities and Exchange Commission on February 27, 2015.

"Fortress is indeed a valuable financing partner to Inventergy, and continues to demonstrate confidence in our business model, superior assets and licensing program,” stated Joe Beyers, Chairman and CEO of Inventergy.

“This future payment advance agreement with Fortress, among other things, enables Inventergy to establish flexible payment terms with licensees, further improving total licensing payment opportunities, while providing Inventergy additional operational cash resources to further drive key licensing initiatives. Beyers continued, “We are extremely pleased to have a company like Fortress backing us in our licensing efforts.”

About Inventergy Global, Inc.

Inventergy Global, Inc. is Silicon Valley-based intellectual property company dedicated to identifying, acquiring and licensing the patented technologies of market-significant technology leaders. Led by IP industry pioneer and veteran Joe Beyers, the Company leverages decades of corporate experience, market and technology expertise, and industry connections to assist Fortune 500 companies in leveraging the value of their innovations to achieve greater returns. For more information about Inventergy Global, visit www.inventergy.com.

inventergy.com 900 E. Hamilton Avenue, Suite 180 / Campbell, CA 95008

Cautionary Statement Regarding Forward-Looking Statements

This press release includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Inventergy and our management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact:

Chris Camarra	Andrew Haag
Director, Investor Relations	Managing Partner
Inventergy Global, Inc	IRTH Communications
408.389.3510	866.976.4784
IR@inventergy.com	invt@irthcommunications.com

inventergy.com 900 E. Hamilton Avenue, Suite 180 / Campbell, CA 95008